UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: November 1, 2024

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500
State of Hawaii
(State or other jurisdiction of incorporation)
 1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813 - Hawaiian Electric Industries, Inc. (HEI)
1099 Alakea Street, Suite 2200, Honolulu, Hawaii  96813 - Hawaiian Electric Company, Inc. (Hawaiian Electric)
(Address of principal executive offices and zip code)
 Registrant’s telephone number, including area code:
 (808) 543-5662 - HEI
(808) 543-7771 - Hawaiian Electric
  Not applicable
(Former name or former address, if changed since last report.)
  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hawaiian Electric Industries, Inc.	Common Stock, Without Par Value	HE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective November 1, 2024, Hawaiian Electric Industries, Inc. (“HEI”) and Hawaiian Electric Company, Inc. (“Hawaiian Electric”) entered into two definitive settlement agreements (collectively, the “Settlement Agreements”) to settle the tort litigation (expressly excluding securities and derivative actions) arising out of the 2023 Maui windstorm and wildfires, including the fires in Lahaina, Kula, and Olinda (the “Maui Windstorm and Wildfires”), on a global basis without any admission of liability. The Settlement Agreements were entered into in furtherance of the Settlement Term Sheet attached as Exhibit 99.2 to the Form 8-K filed with the SEC on August 5, 2024. Under the Settlement Agreements, subject to certain conditions (including those described below), HEI and Hawaiian Electric (collectively, the “Companies”), along with other defendants (the State of Hawaii, the County of Maui, Kamehameha Schools, West Maui Land Co., Hawaiian Telcom and Spectrum/Charter Communications (collectively, the “Defendants”)) have agreed to settle the claims of those who filed lawsuits in state and federal courts, or who may have claims but have not yet filed lawsuits, in connection with the Maui Windstorm and Wildfires. One Settlement Agreement is between Defendants, class counsel, and class plaintiffs (the “Class Settlement Agreement”), and the other is between Defendants and over 30 lawyers representing numerous individual plaintiffs who have brought their own lawsuits (the “Individual Settlement Agreement”). The Settlement Agreements do not resolve claims with insurers who have asserted or could assert subrogation claims in separate lawsuits and such insurers are not parties to the Settlement Agreements, but resolving such claims in the manner set forth in the Settlement Agreements is a condition that must be satisfied before any payment is due from Defendants. Both Settlement Agreements remain subject to court approval and other conditions, including those set out below.

Under the Settlement Agreements, HEI and Hawaiian Electric are obligated to contribute a total of $1.99 billion, which includes $75 million previously contributed for the One ‘Ohana Initiative, which is to be divided between two settlement funds, one for the benefit of individual plaintiffs, and the other for the benefit of the class plaintiffs. The Companies must pay such amounts in four equal annual installments of $478.75 million, with the first installment expected to be made no earlier than the fourth quarter of 2025. The Companies have the option to accelerate the payments, in whole or in part, with such accelerated payments to be discounted at a rate of 5.5% per annum. HEI has agreed to transfer the amount of the first payment, $478.75 million, into a new subsidiary, which is restricted from disbursing such funds except in connection with the initial payments to the settlement funds.

The Class Settlement Agreement provides releases by plaintiffs to the Defendants, and among Defendants, for acts and omissions relating to the Maui Windstorm and Wildfires. The Individual Settlement Agreement provides that individual plaintiffs who elect to accept the settlement will sign releases. The releases in the Settlement Agreements, including those among Defendants (subject to certain conditions), are effective on the initial payment due date. The Settlement Agreements also provide that $500 million of the total settlement payments will be reserved and made available to Defendants to defray the cost to resolve any claims brought by non-participating plaintiffs. The Settlement Agreements are intended to resolve all of the tort claims related to the Maui Windstorm and Wildfires. Defendants have the right to terminate the Settlement Agreements under certain circumstances, including if more than specified thresholds of plaintiffs choose not to participate in the settlement.

The Settlement Agreements contain multiple conditions that must be met before any payment from the Companies to the settlement funds are due. Those conditions include, among others, resolving claims of the insurers (either through agreement or a final court order stating that the insurers cannot maintain independent lawsuits against the Defendants), legislation appropriating money from the state, and court approval of the Settlement Agreements.

The foregoing descriptions of the Settlement Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Class Settlement Agreement and Individual Settlement

Agreement attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference. The full text of the Settlement Agreements will also be available on HEI's website, www.hei.com. The information on HEI’s website is not incorporated by reference in this document.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Settlement Agreements. The disclosure under Item 1.01 above is incorporated herein by reference.

HEI and Hawaiian Electric intend to continue to use HEI's website, www.hei.com, as a means of disclosing additional information. Such disclosures will be included on HEI's website in the Investor Relations section. Accordingly, investors should routinely monitor such portions of HEI's website, in addition to following HEI's, Hawaiian Electric's and American Savings Bank, F.S.B.'s press releases, HEI’s and Hawaiian Electric’s SEC filings and HEI’s public conference calls and webcasts. The information on HEI’s website is not incorporated by reference in this document or in HEI’s or Hawaiian Electric’s SEC filings unless, and except to the extent, specifically incorporated by reference. Investors may also wish to refer to the PUC website at dms.puc.hawaii.gov/dms in order to review documents filed with and issued by the PUC. No information on the PUC website is incorporated by reference into this document or in HEI’s and Hawaiian Electric’s other SEC filings.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1*	In re Maui Wildfires Class Settlement Agreement effective November 1, 2024
Exhibit 10.2*	In re Maui Wildfires Individual Settlement Agreement effective November 1, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules have been omitted from this filing pursuant to Instruction 4 to Item 1.01 of Form 8-K and Item 601(a) (5) of Regulation S-K.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)
/s/ Scott T. DeGhetto	/s/ Paul K. Ito
Scott T. DeGhetto	Paul K. Ito
Executive Vice President,	Senior Vice President,
Chief Financial Officer and Treasurer	Chief Financial Officer and Treasurer

Date: November 5, 2024	Date: November 5, 2024

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